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                                                                    EXHIBIT 10.6

[BANK ONE LOGO]                                   AMENDMENT TO CREDIT AGREEMENT

This agreement is dated as of December 16, 2003, to be effective as of 12/17/03 by and between Cavco Industries, Inc. (the "Borrower") and Bank One, NA, with its main office in Chicago, II (the "Bank"), and its successors and assigns.

WHEREAS, the Borrower and the Bank entered into a credit agreement dated September 17, 2003, as amended (if applicable) (the "Credit Agreement"); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2. MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

      2.1 From and after the date of this agreement, the following provision is hereby added to the Credit Agreement:

            1.4 LETTER OF CREDIT SUBLIMIT. At any time the Borrower is entitled to an advance under Facility A, the Bank agrees to issue letters of credit for the account of the Borrower in an amount not in excess of the maximum advance that the Borrower would then be entitled to obtain under Facility A, provided that (a) the aggregate maximum available amount which is drawn and unreimbursed or may be drawn under all letters of credit which are outstanding at any time, including without limitation all letters of credit issued for the account of the Borrower which are outstanding on the date of the Line of Credit Note, shall not exceed $5,000,000.00, (b) the issuance of any letter of credit with an expiration date beyond the maturity date of the Line of Credit Note shall be entirely at the discretion of the Bank, (c) any letter of credit shall be a standby letter of credit and the form of the requested letter of credit shall be satisfactory to the Bank, in the Bank's sole discretion, and (d) the Borrower shall have executed an application and reimbursement agreement for any letter of credit in the Bank's standard form. While any letter of credit is outstanding, the maximum amount of advances that may be outstanding under the Line of Credit Note shall be automatically reduced by the maximum amount available to be drawn under any and all such letters of credit. The Borrower shall pay the Bank a fee for each standby letter of credit that is issued, calculated at the rate of 2% per annum of the original maximum amount available of such standby letter of credit, with such fee being calculated on the basis of a 360-day year and the actual number of days in the period during which the standby letter of credit will be outstanding; provided, however, that such fee shall not be less than $200.00 for each letter of credit. No credit shall be given for fees paid due to early termination of any letter of credit. The Borrower shall also pay the Bank's standard transaction fees with respect to any transactions occurring on an account of any letter of credit. Each fee shall be payable when the related letter of credit is issued, and transaction fees shall be payable upon completion of the transaction as to which they are charged. All fees may be debited by the Bank to any deposit account of the Borrower carried with the Bank without further authority and, in any event, shall be paid by the Borrower within ten (10) days following billing. If on the maturity date of the Line of Credit Note, any letter of credit issued by Bank hereunder remains outstanding, Borrower shall if requested by Bank, within five (5) business days after such request, cause to be placed in a deposit account with Bank which is assigned to Bank to secure Borrower's reimbursement obligation(s) applicable to such outstanding letters of credit, cash in an amount which is not less than the aggregate of the unfunded amounts under all such outstanding letters of credit. Failure to timely comply with such request shall be a default and Event of Default under this agreement and the other loan documents, and Bank may proceed to exercise and enforce its rights and remedies against any collateral and utilize the proceeds thereof to create such cash deposit.

      2.2 From and after the date of this agreement, the provision in the Credit Agreement captioned 4.5 FINANCIAL REPORTS.

            A. is amended as follows; the portion of the provision now reading:
            "Within thirty (30) days after and as of the end of each calendar month" is replaced with the following:

            Within thirty (30) days after the end of each calendar month in which as of the last day of such month, there is an outstanding advance under Facility A,

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      2.3   From and after the date of this agreement, the provision in the
            Credit Agreement captioned 4.5 FINANCIAL REPORTS.

            B. is amended as follows: the portion of the provision now reading:
            "Within thirty (30) days after each monthly period," is replaced with the following:

            Within thirty (30) days after the end of each monthly period in which as of the last day of such month, there is an outstanding advance under Facility A,

3. RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5. FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6. EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank.

7. ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future agreements, should any be requested.

                 [THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

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NOT A NOVATION. This agreement is a modification only and not a novation. Expect for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

                     BORROWER:

                     Cavco Industries Inc.

                     BY: /s/ Sean K. Nolen
                         -------------------------------------------------------
                         Sean K. Nolen        CFO, Treasurer and Vice President
                         -------------------------------------------------------
                         Printed Name                     Title

                     Date Signed: 12/17/03

                     BANK:

                     Bank One, NA, with its main office in Chicago, IL

                     By: /s/ Sanat B. Patel
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                         Sanat B. Patel              Vice President
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                         Printed Name                     Title

                     Data Signed: 12/17/03